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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          Date of Report: June 13, 2001

                      Insight Communications Company, Inc.
             (Exact name of Registrant as specified in its charter)


          Delaware                    0-26677                 13-4053502
  (State of incorporation)     (Commission File No.)         (IRS Employer
                                                         Identification No.)

                                 810 7th Avenue
                            New York, New York 10019
                    (Address of principal executive offices)


                  Registrant's telephone number: (917) 286-2300



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Item 5.   Other Events.

         On June 13, 2001, Insight Communication Company, Inc. issued a press release confirming its previously announced guidance for 2001. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

Item 7.   Financial Statements and Exhibits.

(a)      Financial Statements: None

(b)      Pro Forma Financial Information: None

(c)      Exhibits:

Exhibit No.    Description
-----------    -----------

   99.1        Press Release dated June 13, 2001


Item 9.   Regulation FD Disclosure.

Forward-Looking Statements

     Some of the information in this report contains forward-looking statements that involve substantial risks and uncertainties. You can identify these statements by forward-looking words such as "may," "will," "expect," "anticipate," "believe," "estimate" and "continue" or similar words. You should read statements that contain these words carefully because they:

  .  discuss our future expectations;

  . contain projections of our future results of operations or of our financial condition; or

  .  state other "forward-looking" information.

We believe it is important to communicate our expectations to our investors. However, there may be events in the future that we are not able to accurately predict or over which we have no control. The risk factors listed in our Annual Report on Form 10-K for the year ended December 31, 2000, as well as any cautionary language in this report, provide examples of risks, uncertainties and events that may cause our actual results to differ materially from the expectations we describe in our forward-looking statements. You should be aware that the occurrence of the events described in these risk factors and elsewhere in this report could have a material adverse effect on our business, operating results and financial condition.

Regulation FD Disclosure

     Based upon our projected penetration rates of 55% for our interactive digital service, 30% for our high speed data service and 30% for our telephone service, we expect that our average monthly revenue per customer will reach $86.11 within the next five years, compared to the average of $43.91 for the quarter ended March 31, 2001, representing an annual growth rate of 15.2%. We also expect total revenue to approximate $725 million for the full year ending December 31, 2001. In addition, we expect to achieve for 2001 approximate growth of 2% in total customers, 100% growth in digital customers and 104% growth in high speed data customers.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       Insight Communications Company, Inc.
                                            (Registrant)



Date: June 13, 2001                    By:   /s/ Elliot Brecher
                                           --------------------------------
                                             Elliot Brecher
                                             Senior Vice President
                                                and General Counsel